                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934







                                JANUARY 17, 2002
                Date of Report (Date of earliest event reported)








                         Commission file number 1-10841

                              GREYHOUND LINES, INC.
              and its Subsidiaries identified in Footnote (1) below
             (Exact name of registrant as specified in its charter)




                  DELAWARE                                86-0572343
      (State or other jurisdiction of                  (I.R.S. employer
       incorporation or organization)                 identification no.)


     15110 N. DALLAS PARKWAY, SUITE 600
                DALLAS, TEXAS                                75248
  (Address of principal executive offices)                (Zip code)


                                 (972) 789-7000
              (Registrant's telephone number, including area code)



                                      NONE
              (Former name, former address and former fiscal year,
                          if changed since last report)





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CO-REGISTRANTS

This Form 8-K is also being filed by the following entities. Except as set forth below, each entity has the same principal executive offices, zip code and telephone number as that set forth for Greyhound Lines, Inc. on the cover of this report:

                                                                                I.R.S. EMPLOYER      JURISDICTION
                                                              COMMISSION         IDENTIFICATION           OF
NAME                                                            FILE NO.               NO.              INCORP.
----                                                          ----------        ---------------      ------------

Atlantic Greyhound Lines of Virginia, Inc.                   333-27267-01          58-0869571        Virginia

GLI Holding Company                                          333-27267-04          75-2146309        Delaware

Greyhound de Mexico, S.A. de C.V.                            333-27267-05             None           Republic of
                                                                                                     Mexico

Sistema Internacional de Transporte de Autobuses, Inc.       333-27267-08          75-2548617        Delaware
802 Commerce Street, 3rd Floor
Dallas, Texas 75201
(214) 849-8616

Texas, New Mexico & Oklahoma Coaches, Inc.                   333-27267-10          75-0605295        Delaware
1313 13th Street
Lubbock, Texas 79408
(806) 763-5389

T.N.M. & O. Tours, Inc.                                      333-27267-11          75-1188694        Texas
(Same as Texas, New Mexico & Oklahoma Coaches, Inc.)

Vermont Transit Co., Inc.                                    333-27267-12          03-0164980        Vermont
345 Pine Street
Burlington, Vermont 05401
(802) 862-9671





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                     GREYHOUND LINES, INC. AND SUBSIDIARIES


ITEM 5. OTHER EVENTS


In a press release dated January 17, 2002, Greyhound Lines, Inc. announced that passenger miles over the 2001 holiday period posted an increase of 10.3 percent, driven by a 16.1 percent increase in trip length over the December holiday.

         "We saw an increase in long haul business during the Thanksgiving and Christmas holidays, attributed in part to customers who chose to travel by bus versus air," said Craig Lentzsch, president and CEO, Greyhound Lines, Inc. "The Thanksgiving holiday laid the foundation for Christmas with trip length increasing 8.4 percent and passenger miles down only 1 percent from last year. Because Christmas fell on a Tuesday, it was a better long distance holiday than Thanksgiving."

         For the fourth quarter, passenger ticket sales declined 7.4 percent at its 300 largest electronic reporting locations. While long haul passenger traffic grew, declines continued in short haul passengers, those taking trips of 450 miles or less. This change in passenger mix resulted in an increase in average trip length for the quarter of 9.5 percent and, because longer trips produce lower revenue per passenger mile, contributed to the 6.7 percent decrease in yield for the quarter. Passenger miles were down a modest 0.8 percent during the quarter.

         "While weakness in the Northeastern United States and low retail fuel prices have decreased our short haul business, I have been very encouraged by the strength in long haul trips and the improving trend in sales performance," said Lentzsch.

         During the month of December, passenger ticket sales declined just 4.3 percent, compared to declines of 7.1 percent in November and 11.9 percent in October.

         Sales for the Christmas holiday were below last years by 3.5 percent, and for the Thanksgiving period sales were down 9 percent.

         During the fourth quarter, Greyhound obtained a one-year extension of its $125 million Revolving Credit Facility to October 24, 2003. The Company also financed most of its recent equipment deliveries through a seven-year, $30 million operating lease. As of January 11, 2002, the Company had outstanding borrowings under the Revolving Credit Facility of $52 million, issued letters of credit of $26.5 million and retained availability of $46.5 million.

Statements in this filing that are not purely historical facts may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risks and uncertainties that



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could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include factors described from time to time in the Company's other publicly available Securities and Exchange Commission filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this filing.

All passenger ticket sales and statistics included in this filing are unaudited, are for Greyhound Lines, Inc. only and do not include the Company's bus operating subsidiaries. These statistics are for sales generated by the Company's largest locations that report sales electronically and the same locations are used for comparable periods. The Company's smaller locations and subsidiaries may not show the same rate of change in sales and passenger counts. It is necessary to adjust the sales totals for refunds, unredeemed tickets, interline activity and other miscellaneous items to reflect revenues and related statistics for financial statement purposes.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS


         10.18 Amendment Number One to Loan and Security Agreement among Greyhound Lines, Inc., as Borrower, the Financial Institutions named as Lenders, and Foothill Capital Corporation as Agent dated as of November 14, 2001.




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 17, 2002

                          GREYHOUND LINES, INC.

                          By: /s/ Jeffrey W. Sanders
                              --------------------------------------------------
                              Jeffrey W. Sanders
                              Senior Vice President and Chief Financial Officer

                          ATLANTIC GREYHOUND LINES OF
                          VIRGINIA, INC.

                          By: /s/ Jeffrey W. Sanders
                              --------------------------------------------------
                              Jeffrey W. Sanders
                              Senior Vice President and Chief Financial Officer

                          GLI HOLDING COMPANY

                          By: /s/ Jeffrey W. Sanders
                              --------------------------------------------------
                              Jeffrey W. Sanders
                              Senior Vice President and Chief Financial Officer

                          GREYHOUND de MEXICO, S.A. de C.V.

                          By: /s/ Cheryl W. Farmer
                              --------------------------------------------------
                              Cheryl W. Farmer
                              Examiner

                          SISTEMA INTERNACIONAL de TRANSPORTE de AUTOBUSES, INC.

                          By: /s/ Cheryl W. Farmer
                              --------------------------------------------------
                              Cheryl W. Farmer
                              Senior Vice President and Chief Financial Officer

                          TEXAS, NEW MEXICO & OKLAHOMA
                          COACHES, INC.

                          By: /s/ Jeffrey W. Sanders
                              --------------------------------------------------
                              Jeffrey W. Sanders
                              Senior Vice President and Chief Financial Officer

                          T.N.M. & O. TOURS, INC.

                          By: /s/ Jeffrey W. Sanders
                              --------------------------------------------------
                              Jeffrey W. Sanders
                              Senior Vice President and Chief Financial Officer

                          VERMONT TRANSIT CO., INC.

                          By: /s/ Jeffrey W. Sanders
                              --------------------------------------------------
                              Jeffrey W. Sanders
                              Senior Vice President and Chief Financial Officer




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


                                INDEX TO EXHIBITS


EXHIBIT
NO.               DESCRIPTION
-------           -----------

10.18             Amendment Number One to Loan and Security Agreement among
                  Greyhound Lines, Inc., as Borrower, the Financial Institutions named as Lenders, and Foothill Capital Corporation as Agent dated as of November 14, 2001.




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